SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

AURORA GOLD CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                                      Definitive Proxy Materials


                             AURORA GOLD CORPORATION
                            1505-1060 Alberni Street
                         Vancouver, B.C., Canada V6E 4K2









                                                              August 24, 1999



Dear Stockholder:

     It is our pleasure to invite you to the Annual Meeting of Stockholders of Aurora Gold Corporation to be held on Thursday September 30, 1999 at 10:00 a.m. at the Company's office, Suite 1505, 1060 Alberni Street, Vancouver, B.C., Canada V6E 4K2.

     Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the meeting. You are accordingly urged to sign, date and return your proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

     We sincerely hope you will be able to join us at the meeting. The officers and directors of the Company look forward to seeing you at that time.

                                           Sincerely,

                                           /s/ A Cameron Richardson
                                           ---------------------------------
                                           A. Cameron Richardson
                                           Secretary

                                                      Definitive Proxy Materials


                             AURORA GOLD CORPORATION
                            1505-1060 Alberni Street
                         Vancouver, B.C., Canada V6E 4K2




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              (September 30, 1999)





     The Annual Meeting of Stockholders of Aurora Gold Corporation (the "Company") will be held at the Company's office, Suite 1505, 1060 Alberni Street, Vancouver, B.C., Canada V6E 4K2, on Thursday September 30, 1999 at 10:00 a.m. for the following purposes:

     1.   To elect Directors of the Company for the ensuing year.

     2. To ratify the appointment of BDO Dunwoody LLP (Internationally BDO Binder) as independent accountants for the Company.

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on August 24, 1999 as the record date for the determination of stockholders entitled to notice and to vote at the meeting and any adjournments thereof.

     IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   By Order of the Board of Directors

                                   /s/ A. Cameron Richardson
                                   -----------------------------------
                                   A. Cameron Richardson
                                   Secretary

August 24, 1999

                                                      Definitive Proxy Materials

                             AURORA GOLD CORPORATION
                            1505-1060 Alberni Street
                         Vancouver, B.C., Canada V6E 4K2

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                              (September 30, 1999)

                               GENERAL INFORMATION

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Aurora Gold Corporation (the "Company") to be used at the Annual Meeting of Stockholders to be held at the Company's office, Suite 1505, 1060 Alberni Street, Vancouver, B.C., Canada V6E 4K2, on Thursday September 30, 1999 at 10:00 a.m. and any adjournments thereof.

When the enclosed proxy is properly executed and returned, the shares of Common Stock of the Company, par value of $0.001 per share (the "Common Stock"), it represents will be voted at the meeting in accordance with any directions noted thereon and, if no direction is indicated, the shares it represents will be voted: (i) FOR the election of the nominees for Directors set forth below; (ii) FOR the ratification of the appointment of BDO Dunwoody LLP (Internationally BDO Binder) as independent accountants for the Company; and (iii) in the discretion of the holders of the proxy with respect to any other business that may properly come before the meeting. Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.

     The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made only by mail; provided, however, that officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. Such persons will not be specially compensated for such services. The Company may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

     The approximate mailing date of this Proxy Statement and the accompanying proxy is September 3, 1999.

VOTING RIGHTS

     Only stockholders of record at the close of business on August 24, 1999 will be entitled to vote at the Annual Meeting of Stockholders. On that date, there were 11,231,492 shares of Common Stock outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Voting rights are non-cumulative. Thirty-three and one third percent (33 1/3%) of the outstanding shares entitled to vote at the Annual Meeting of the Stockholders will constitute a quorum at the meeting and abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     Directors are elected by plurality vote. The ratification of the appointment of BDO Dunwoody LLP (Internationally BDO Binder) will require the affirmative vote of a majority of the Common Stock represented at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

NO DISSENTERS' RIGHTS

     Under applicable provisions of the Delaware General Corporation Law, shareholders are not entitled to dissenters' rights or appraisal rights with respect to the matters to be considered and voted upon at the Annual Meeting of Stockholders

PRINCIPAL STOCKHOLDERS

     The following table sets forth as of August 24, 1999, the beneficial ownership of Common Stock of each person known to the Company who owns more than 5% of the issued and outstanding Common Stock.

Name of                         Shares of Common               Approximate
Beneficial Owner                Stock Beneficially Owned       Percentage Owned
----------------                ------------------------       ----------------

Globe Entertech Ltd.(1)         2,000,000                      17.81%
P.O. Box 209
Providencials,
Turk & Caicos Islands, BWI


(1) None of the officers and directors of the Company are affiliated with Globe Entertech Ltd.

DIRECTORS

PROPOSAL 1. ELECTION OF DIRECTORS

     At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of four members, is to be elected. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the four nominees named below. Three of the nominees named below are presently serving as Directors of the Company and each is anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

     The tables below and the paragraphs that follow present certain information concerning the nominees for Director and the executive officers of the Company. Each elected Director will serve until next annual meeting of stockholders and until his successor has been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. None of the Company's Directors or executive officers have any family relationship with any other Director or executive officer.

                                                                 Executive      Shares of Common
                                                                 Officer/       Stock Beneficially
                                              Positions          Director       Owned as of August          Percent
Name                               Age        with Company       Since          24, 1999                    of Class
----------------------------------------------------------------------------------------------------------------------
Nominees for Directors:
Antonio G. Cacace(1)                53      Director              10/95            33,333                        *%
John A. A. James(2)                 60      Vice President,       10/96           258,000                      2.3%
                                            Director
David E. Jenkins(3)                 45      President, Director   10/95           596,105                      5.1%
Richard O'C Whittall(4)             40      Vice President        8/99             50,000                        *%

Executive Officers who are not Directors:
A. Cameron Richardson(5)            46      Secretary             4/98             25,000                        *%

All Directors and executive officers as a group ...............................   962,438(1)(2)(3)(4)(5)]      8.0%

----------

*    Less than 1%

(1)  Includes options to purchase up to 25,000 shares of common stock.

(2)  Includes options to purchase up to 200,000 shares of common stock.

(3)  Includes options to purchase up to 500,000 shares of common stock.

(4)  Includes options to purchase up to 50,000 shares of common stock.

(5)  Includes options to purchase up to 25,000 shares of common stock.

Business Experience of Nominees

     Antonio G. Cacace, Director

     Director  of Aurora  Gold  Corporation  since  October  1995;  Founder  and
     Managing Director of Stelax Industries of the United Kingdom since 1995; Consultant and Industrial Advisor to developing countries 1993 to 1994; B.Sc (Mech) Engineering and MBA.

     John A. A. James, Vice-President & Director

     Vice-President and Director of Aurora Gold Corporation since October 1996; Principal Mining Engineer and President JAMine, a company providing engineering and management services to the mining industry, since 1988.

     David E. Jenkins, President & Director

     Founder, President and Director of Aurora Gold Corporation since October 1995; President and Director of Patagonia Gold Corporation since June 1997; Director of Eurasia Goldfields, Inc. since November 1997; President of a private consulting firm specializing in venture capital since 1989.

     Cameron Richardson, Controller & Secretary

     Controller since October 1997, & Secretary since April 1998; 1992 to 1997 Controller for several Vancouver Stock Exchange listed companies; 1981 to 1992 held various accounting and treasury positions with International Corona Corporation.

     Richard O'C Whittall, Vice President

     Mr. Whittall has been actively involved in the securities industry for the past twelve years. He is managing partner of Dilon, Whittall, Gill & Company Ltd. a firm involved in providing domestic and international companies with financial advisory services. He was a Senior Vice President, corporate Finance and a Director of Marleau Lemire Securities Inc. and Vice President, Investment Banking at Richardson Greenshields Canada.

Meetings of the Board of Directors and Committees

     The Company's Board of Directors does not have standing nominating or compensation committees or committees performing similar functions. However, it does have an audit committee consisting of Messrs. Jenkins and James.

     The Board of Directors met three times by telephone conference call during 1998 and took action by unanimous written consent on ten (10) occasions.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information concerning the compensation of the named executive officers for each of the Company's last three completed fiscal years:

                                              Annual Compensation                          Long-Term Compensation
                                       --------------------------------      ----------------------------------------------------
                                                                                     Awards                    Payments
                                                                             ------------------------  --------------------------
                                                                 Other                    Securities                    All
                                                                Annual       Restricted     Under-                     Other
          Name And                                              Compen-        Stock        Lying         LTIP        Compen-
     Principal Position        Year    Salary     Bonuses       Sation        Award(s)     Options/      Payouts       Sation
                                         ($)        ($)           ($)           ($)          SARs          ($)          ($)
            (a)                (b)       (c)        (d)           (e)           (f)          (g)           (h)          (i)
----------------------------------------------------------------------------------------------------------------------------------
David Jenkins                  1998    60,000       -0-           -0-          None        500,000        None          -0-
----------------------------------------------------------------------------------------------------------------------------------
                               1997    60,000       -0-           -0-          None          None         None          -0-
----------------------------------------------------------------------------------------------------------------------------------
                               1996    60,000       -0-           -0-          None          None         None          -0-
----------------------------------------------------------------------------------------------------------------------------------
John A. James                  1998      -0-        -0-           -0-          None        200,000        None          -0-
----------------------------------------------------------------------------------------------------------------------------------
                               1997    34,713       -0-           -0-          None          None         None          -0-
----------------------------------------------------------------------------------------------------------------------------------
                               1996      -0-        -0-           -0-          None          None         None          -0-
----------------------------------------------------------------------------------------------------------------------------------
A Cameron Richardson(1)        1998     9,946       -0-           -0-          None         25,000        None          -0-
----------------------------------------------------------------------------------------------------------------------------------
                               1997     2,000       -0-           -0-          None          None         None          -0-
----------------------------------------------------------------------------------------------------------------------------------
                               1996      -0-        -0-           -0-          None          None         None          -0-
----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Richardson has been employed as Controller of the Company since October 1997 and has served as the Company's Secretary since April 1, 1998.

Options/SAR Grants Table

     The following table sets forth information concerning individual grants of stock options (whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs made during the last completed fiscal year to each of the named executive officers;


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                                                      Percent Of
                                Number of           Total Options/
                                Securities           SARs Granted
                                Underlying           To Employees           Exercise Or
                               Option/SARs             In Fiscal             Base Price
          Name                 Granted (#)               Year                  ($/Sh)            Expiration Date
           (a)                     (b)                    (c)                   (d)                    (e)
-------------------------- --------------------- ---------------------- --------------------- ----------------------
      David Jenkins              200,000                 17.3%                 $0.01                06/26/03
                                 200,000                 17.3%                   .75                09/09/03
                                 100,000                  8.7%                   .75                12/11/03
--------------------------------------------------------------------------------------------------------------------
      John A. James              100,000                  8.7%                 $0.01                06/26/03
                                  50,000                  4.3%                   .75                09/09/03
                                  50,000                  4.3%                   .75                12/11/03
--------------------------------------------------------------------------------------------------------------------
   Cameron Richardson             25,000                  2.2%                 $0.75                09/09/03
--------------------------------------------------------------------------------------------------------------------

     No options were awarded in 1997.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

     The following table sets forth information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options and SARs, on an aggregated basis:


          AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

                                                                             Number of
                                                                            Securities              Value Of
                                                                            Underlying             Unexercised
                                                                            Unexercised           In-The-Money
                                   Shares                                  Options/SARs           Options/SARs
                                  Acquired               Value             At FY-End($)           At FY-End($)
                                On Exercise            Realized            Exercisable/           Exercisable/
           Name                     (#)                   ($)              Unexercisable          Unexercisable
           (a)                      (b)                   (c)                   (d)                    (e)
--------------------------- --------------------- -------------------- ---------------------- ----------------------
      David Jenkins                 None                 None                 500,000                210,500
--------------------------------------------------------------------------------------------------------------------
      John A. James                 None                 None                 200,000                 99,000
--------------------------------------------------------------------------------------------------------------------
    Cameron Richardson              None                 None                  25,000                  3,125
--------------------------------------------------------------------------------------------------------------------

Long-Term Incentive Plan ("LTIP") Awards Table

     The Company does not have a Long-term Incentive Plan.

Directors' Compensation, Employment Contracts and Termination of Employment and Change-In-Control Arrangements

     As of January 1, 1998, none of the Company's officers or directors were party to an employment agreement with the Company. Mr. Jenkins had been party to a written agreement which was terminated on January 1, 1998 pursuant to which he received $5,000 per month. Mr. Richardson, in his capacity as Controller of the Company, receives a monthly salary in the amount of Cdn. $1,000 per month.

     The aggregate compensation to all directors and officers in Fiscal year ended 1998 was approximately $70,681. It is anticipated that the aggregate compensation to all directors and officers in the fiscal year ending 1999 will not exceed $75,000. In addition, directors and officers will receive expense reimbursement for expenses reasonably incurred on behalf of the Company.

     The Company does not pay a fee to its outside, non-officer directors. The Company believes that consulting fees and reimbursement for operating expenses paid to corporations owned by directors are comparable to amounts that would have been paid at arms length to third party providers of such services.

Certain Relationships And Related Transactions

     The proposed business of the Company raises potential conflicts of interests between the Company and certain of its officers and directors.

     Certain of the directors of the Company are directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which the Company may participate, the directors of the Company may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or Management, may have a conflict. From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program. It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment. In determining whether the Company will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to the Company, the degree of risk to which the Company may be exposed and its financial position at that time. Other than as indicated, the Company has no other procedures or mechanisms to deal with conflicts of interest. The Company is not aware of the existence of any conflict of interest as described herein.

     Included in accounts payable at December 31, 1998 is $3,475 (December 31, 1997 -

$45,532) due to directors and a corporation in which a director, John A.A. James, is a principal in respect of salaries, consulting fees and reimbursement for operating expenses. On September 29, 1998, $37,196 in payables to a director, in respect to salary and reimbursement of expenses, was settled through the issue of 54,100 shares at a cost of $0.6875 per share. On December 11, 1998, $15,000 in payables to a director, in respect to salary, was settled through the issue of 20,000 shares at a cost of $0.7500 per share. On December 18, 1998, $16,501 in payables to a director, in respect to salary and reimbursement of expenses, was settled through the issue of 22,005 shares at a cost of $0.7500 per share. The conversion rates were based on the quoted market prices at the date of conversion. In January 1999, amounts owing to a director of $42,190 were settled with the issuance of 50,000 common shares.

     The Company does not pay a fee to its outside, non-officer directors. The Company believes that consulting fees and reimbursement for operating expenses paid to corporations owned by directors are comparable to amounts that would have been paid to at arms length third party providers of such services.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 1998 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                   ACCOUNTANTS

PROPOSAL 2.  SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors recommends the ratification by the stockholders of the appointment of BDO Dunwoody LLP (Internationally BDO Binder) as the Company's independent accountants for the fiscal year ending December 31, 1999. BDO Dunwoody LLP has served as independent auditors for the Corporation since 1997. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of BDO Dunwoody LLP (Internationally BDO Binder). A representative of BDO Dunwoody LLP (Internationally BDO Binder) is not expected to be present.

                   STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES
                             FOR 1999 ANNUAL MEETING

     It is contemplated that the Company's 2000 Annual Meeting of Stockholders will be held on or about May 2, 2000. Stockholders of the Company who intend to submit proposals or submit nominees for the election of Directors at the next Annual Meeting of Stockholders must submit such proposals to the Company not earlier than April 3, 2000 nor later than April 14, 2000. Stockholder proposals should be submitted to Aurora Gold Corporation, 1505-1060 Alberni Street, Vancouver, British Columbia, Canada V6E 4K2, Attention: David Jenkins.

                                  ANNUAL REPORT

     The Company's annual report for the year ended December 31, 1998, including financial statements, is being mailed together with this Proxy Statement to the Company's stockholders of record at the close of business on August 24, 1999. The Company will provide without charge to each person whose proxy is solicited by this proxy statement, a copy of the Company's annual report on Form 10-KSB for the year ended December 31, 1998, filed with the Securities and Exchange Commission. A Written request for a copy of such annual report on Form 10-KSB should be directed to Aurora Gold Corporation, 1505 - 1060 Alberni Street, Vancouver, B.C., Canada V6E 4K2, Attention: David Jenkins.

                                 OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

                                            By Order of the Board of Directors

                                            /s/ A. Cameron Richardson
                                            ------------------------------------

                                            A. Cameron Richardson
                                            Secretary
August 24, 1999

     STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Definitive Proxy Materials


                             AURORA GOLD CORPORATION
                            1505-1060 Alberni Street
                         Vancouver, B.C., Canada V6E 4K2


                                      PROXY

                       Solicited by the Board of Directors
                    for the Annual Meeting of Stockholders on
                               September 30, 1999

     The undersigned hereby appoints David E. Jenkins and A. Cameron Richardson or any of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Aurora Gold Corporation held of record by the undersigned at the close of business on August 24, 1999 at the Annual Meeting of Stockholders to be held on September 30, 1999 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

     The Board of Directors recommends a vote FOR each of the proposals below.

1.   ELECTION OF DIRECTORS

     / / FOR all nominees listed (except      / / WITHHOLD AUTHORITY to
     as marked to the contrary below)         vote for all nominees listed below

     Antonio G. Cacace, John A.A. James, David E. Jenkins, Richard O'C Whittall

(INSTRUCTION: To withhold authority to vote for my individual nominee, strike a line through the nominee's name in the list above.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF BDO DUNWOODY LLP (INTERNATIONALLY BDO BINDER) AS INDEPENDENT ACCOUNTANTS.

     / / FOR             / / AGAINST                / / ABSTAIN

3. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

     / / FOR             / / AGAINST                / / ABSTAIN

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


PLEASE RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Dated:_____________



______________________________________
Signature


______________________________________
Signature if held jointly


______________________________________
Please print name(s)